UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

PQ Group Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38221	81-3406833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Lindenwood Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

In order to assist investors who may want to consider the effects of the prior announcement by PQ Group Holdings Inc. (the “Company”) that, effective March 1, 2019, it would change the structure of its internal organization, the Company made available on March 22, 2019 the recasting of certain segment information as of December 31, 2018 and unaudited financial information for segments for the years ended December 31, 2018 and 2017 and each of the fiscal quarters included therein. A copy of such financial information is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Previously, the Company had two reportable segments, Environmental Catalysts and Services and Performance Materials and Chemicals. The reorganization results in the recognition of four operating and reportable segments as follows:

•	Refining Services

•	Catalysts (including the Zeolyst Joint Venture)

•	Performance Materials

•	Performance Chemicals

The change in structure aligns with how the Company’s Chief Operation Decision Maker (its President and Chief Executive Officer) will regularly review financial information and assess the performance and allocated resources of the business.

The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported. This Form 8-K does not restate the Company’s previously reported consolidated balance sheet, statement of operations or cash flows.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Certain unaudited segment financial information of PQ Group Holdings Inc. for the years ended December 31, 2018 and 2017 and each of the fiscal quarters included therein

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain unaudited segment financial information of PQ Group Holdings Inc. for the years ended December 31, 2018 and 2017 and each of the fiscal quarters included therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PQ GROUP HOLDINGS INC.

Date: March 22, 2019	By:	/s/ MICHAEL CREWS
	Name:	Michael Crews
	Title:	Executive Vice President and Chief Financial Officer